IMPAIRMENT OF LONG TERM ASSETS	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment Impairment or Disposal [Abstract]
IMPAIRMENT OF LONG TERM ASSETS

7.	IMPAIRMENT OF LONG-TERM ASSETS

The Company continually monitors events and changes in circumstances that could indicate that the carrying amounts of each of its vessels and equipment may not be recoverable.

During 2014, the Company identified three vessels held under capital lease and one owned vessel, where the future estimated cash flows for each vessel were less than the carrying value and, therefore, not fully recoverable. The Company recorded an impairment loss of $97.7 million in 2014. This loss relates to three vessels leased from Ship Finance and recorded as vessels under capital lease - Front Opalia ($27.8 million), Front Commerce ($26.7 million) and Front Comanche ($30.7 million) and one vessel owned by a wholly-owned subsidiary of ITCL - Ulriken (ex Antares Voyager) ($12.4 million). The impairment loss recorded on the vessels held under capital lease vessel is equal to the difference between the asset's carrying value and estimated fair value. In July 2014, it was agreed that the leases on these vessels would be terminated, with expected termination in the fourth quarter of 2014 subject to normal closing conditions, and a 100% lease termination probability was assigned to these three vessels as of September 30, 2014. The leases on these three vessels were terminated in the fourth quarter of 2014. In September 2014, Golden State Petroleum Corporation, or Golden State, a wholly-owned subsidiary of ITCL, entered into an agreement to sell the Ulriken to an unrelated third party and the vessel was delivered in October 2014. The Company recorded an impairment loss of $12.4 million in the nine months end September 30, 2014 equal to the difference between the vessel's carrying value and the net sales price of $26.0 million.

During 2013, the Company identified three vessels held under capital lease where the future estimated cash flows for each vessel were less than the carrying value and, therefore, not fully recoverable. The Company recorded an impairment loss of $103.7 million in 2013. The loss relates to three vessels leased from Ship Finance and recorded as vessels under capital lease - Golden Victory ($45.6 million), Front Champion ($42.5 million) and Front Century ($15.6 million). The impairment loss recorded on each vessel was equal to the difference between the asset's carrying value and estimated fair value. The leases on Front Champion and Golden Victory were terminated in November 2013 and a 100% lease termination probability was assigned to these two vessels as of September 30, 2013. The fair value of Front Century was determined using discounted expected future cash flows from the leased vessel. The Company recorded a net gain of $13.8 million on the termination of the leases in the fourth quarter of 2013.

During 2012, the Company identified five vessels held under capital lease where they believed that future cash flows for each vessel was less than the carrying value and, therefore, not fully recoverable. The Company recorded an impairment loss of $32.0 million in 2012. This loss relates to four OBO carriers – Front Rider ($4.9 million), Front Climber ($4.2 million), Front Driver ($4.0 million), Front Guider ($14.2 million) and one Suezmax tanker Front Pride ($4.7 million). The impairment loss recorded on each vessel is equal to the difference between the asset's carrying value and estimated fair value. three of these leases were terminated during 2012. The leases on Front Guider and Front Pride were terminated during 2013. The impairment loss in respect of OBO carriers is included in discontinued operations.